Investments	12 Months Ended
Dec. 31, 2016
Investments, Debt and Equity Securities [Abstract]
Investments

Note 10 Investments

We have an ownership interest in two entities that meet the criteria of a VIE, Horizons Satellite Holdings, LLC (“Horizons Holdings”) and Horizons-3 Satellite LLC (“Horizons 3”). Horizons Holdings is discussed in further detail below, including our analyses of the primary beneficiary determination as required under FASB ASC Topic 810, Consolidation (“FASB ASC 810”). Horizons 3 is discussed in further detail below. Further, we have cost method investments where we have a minority investment, discussed further below.

(a) Horizons Holdings

Our first joint venture with JSAT International, Inc. (“JSAT”) is named Horizons Satellite Holdings, LLC, and consists of two investments: Horizons-1 Satellite LLC (“Horizons-1”) and Horizons-2 Satellite LLC (“Horizons-2”). Horizons Holdings borrowed from JSAT a portion of the funds necessary to finance the construction of the Horizons-2 satellite pursuant to a loan agreement. The borrowing was subsequently repaid. We provide certain services to the joint venture and utilize capacity from the joint venture.

We have determined that this joint venture meets the criteria of a VIE under FASB ASC 810, and we have concluded that we are the primary beneficiary because decisions relating to any future relocation of the Horizons-2 satellite, the most significant asset of the joint venture, are effectively controlled by us. In accordance with FASB ASC 810, as the primary beneficiary, we consolidate Horizons Holdings within our consolidated financial statements. Total assets and liabilities of Horizons Holdings were $58.7 million and $0.3 million as of December 31, 2015. Total assets were $48.3 million as of December 31, 2016, while total liabilities as of the same date were a nominal amount.

We have a revenue sharing agreement with JSAT related to services sold on the Horizons-1 and Horizons-2 satellites. We are responsible for billing and collection for such services, and we remit 50% of the revenue, less applicable fees and commissions, to JSAT. Amounts payable to JSAT related to the revenue sharing agreement, net of applicable fees and commissions, from the Horizons-1 and Horizons-2 satellites were $6.6 million and $6.2 million as of December 31, 2015 and 2016, respectively.

(b) Horizons-3 Satellite LLC

On November 4, 2015, we entered into a new joint venture agreement with JSAT. The joint venture, named Horizons 3, was formed for the purpose of developing, launching, managing, operating and owning a high performance satellite to be located at the 169ºE orbital location.

Horizons 3, which is 50% owned by each of Intelsat and JSAT, was set up with a joint share of management authority and equal rights to profits and revenues from the joint venture. Similar to Horizons Holdings, we have a revenue sharing agreement with JSAT related to services sold on the Horizons 3 satellite. In addition, we are responsible for billing and collection for such services, and we remit 50% of the revenue, less applicable fees and commissions, to JSAT.

We have determined that this joint venture meets the criteria of a VIE under FASB ASC 810, and we have concluded that we are not the primary beneficiary, and therefore, do not consolidate Horizons 3. The assessment considered both quantitative and qualitative factors, including an analysis of voting power and other means of control of the joint venture as well as each owner’s exposure to risk of loss or gain. Because we and JSAT equally share control over the operations of the joint venture and also equally share exposure to risk of losses or gains, we concluded that we are not the primary beneficiary of Horizons 3. Our investment, included within other assets in our consolidated balance sheets, is accounted for using the equity method of accounting and the investment balance was $19.1 million and $31.1 million as of December 31, 2015 and 2016, respectively.

In connection with our investment in Horizons 3, we entered into a capital contribution and subscription agreement, which requires us to fund our 50% share of the amounts due in order to maintain our respective 50% interest in the joint venture. Pursuant to this agreement, we made contributions of $19.1 million and $10.3 million during the years ended December 31, 2015 and 2016, respectively. In addition, our indirect subsidiary that holds our investment in Horizons 3 has entered into a security and pledge agreement with Horizons 3, pursuant to which it has granted a security interest in its membership interests in Horizons 3. Further, our indirect subsidiary has granted a security interest to Horizons 3 in its customer capacity contracts and its ownership interest in its wholly-owned subsidiary that will hold the U.S. Federal Communications Commission license required for the joint venture’s operations.

(c) Cost Method Investments

Our cost method investments recorded in other assets in our consolidated balance sheets had a total carrying value of $25.0 million and $29.0 million as of December 31, 2015 and 2016, respectively. The balance as of December 31, 2016 consists of two minority investments.

(d) 2017 Investments

In 2017, we made total payments of $16.0 million for two additional investments. We are in the process of evaluating how we will account for these investments.

(e) Equity Attributable to Intelsat S.A. and Noncontrolling Interests

The following tables present changes in equity attributable to the Company and equity attributable to our noncontrolling interests, which is included in the equity section of our consolidated balance sheet (in thousands):

	Intelsat S.A. Shareholders’	Noncontrolling Interest	Total Shareholders’ Deficit
Balance at January 1, 2015	$(776,268)	$33,701	$(742,567)
Net income (loss)	(3,923,387)	3,934	(3,919,453)
Dividends paid to noncontrolling interests	—	(8,423)	(8,423)
Share-based compensation	25,921	—	25,921
Declaration of preferred stock dividend	(9,919)	—	(9,919)
Postretirement/pension liability adjustment	34,449	—	34,449
Other comprehensive income	(361)	—	(361)

Balance at December 31, 2015	$(4,649,565)	$29,212	$(4,620,353)

	Intelsat S.A. Shareholders’	Noncontrolling Interest	Total Shareholders’ Deficit
Balance at January 1, 2016	$(4,649,565)	$29,212	$(4,620,353)
Net income	990,197	3,915	994,112
Dividends paid to noncontrolling interests	—	(8,980)	(8,980)
Share-based compensation	23,089	—	23,089
Postretirement/pension liability adjustment	2,041	—	2,041
Other comprehensive income	93	—	93

Balance at December 31, 2016	$(3,634,145)	$24,147	$(3,609,998)